SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HOWELL INDUSTRIES, INC.
               (Name of Registrant as Specified In Its Charter)

                          HOWELL INDUSTRIES, INC.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
          Not Applicable

    (2) Aggregate number of securities to which transaction applies:
          Not Applicable

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not Applicable

    (4) Proposed maximum aggregate value of transaction:   Not Applicable

    (5) Total fee paid:   Not Applicable

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:   Not Applicable

    2) Form, Schedule or Registration Statement No.:   Not Applicable

    3) Filing Party:   Not Applicable

    4) Date Filed:   Not Applicable

                            HOWELL INDUSTRIES, INC.
                                   Suite 650
                           17515 West Nine Mile Road
                           Southfield, Michigan 48075

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held November 22, 1995

TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of Shareholders of Howell Industries, Inc. (the "Company") will be held at Suite 650, 17515 W. 9 Mile Rd., Southfield, Michigan, on Wednesday, November 22, 1995, at 1:00 o'clock P.M., Eastern Standard Time, for the following purposes:

      1. To elect a Board of three directors to serve until the next Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

      2. To consider a proposal to adopt the Company's 1995 Stock Incentive Plan for Key Employees.

      3. To transact such other business as may properly come before the meeting.

      Only holders of Common Stock of record at the close of business on October 19, 1995, are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

      Your attention is directed to the attached Proxy Statement and accompanying proxy. You are requested, whether or not you plan to be present at the meeting, to sign and return the proxy in the envelope provided, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may withdraw your proxy and vote your own shares.

      A copy of the Annual Report of the Company for the fiscal year ended July 31, 1995, accompanies this notice.

                                       By Order of the Board of Directors

                                                  CYRIL MOSCOW, Secretary

Dated: October 27, 1995

                            HOWELL INDUSTRIES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          To be held November 22, 1995

                            PROXIES AND SOLICITATION

      The accompanying proxy is solicited by the Board of Directors of Howell Industries, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on November 22, 1995, and at any adjournment or adjournments thereof. The shares represented by valid proxies in the enclosed form will be voted if received in time for the meeting. The proxy is revocable at any time prior to being voted.

      Proxies are being solicited by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners.

                                PLACE OF MEETING

      The Annual Meeting will be held at Suite 650, 17515 W. 9 Mile Rd., Southfield, Michigan, on Wednesday, November 22, 1995, at 1:00 o'clock P.M., Eastern Standard Time.

               VOTING RIGHTS AND PRINCIPAL HOLDERS OF SECURITIES

      Only holders of record of shares of Common Stock at the close of business on October 19, 1995, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof, each share having one vote. On the record date, the Company had issued and outstanding 622,738 shares of Common Stock.

      Set forth below, to the knowledge of the Company, is (i) the aggregate beneficial ownership of the outstanding shares of Common Stock as of October 19, 1995, of each person who beneficially owns more than 5% of the outstanding shares of Common Stock, and (ii) the percentage of the outstanding shares of Common Stock owned by such persons on October 19, 1995.

                                     Number of Shares
        Name and Address            Beneficially Owned     Percent of Class
       of Beneficial Owner         on October 19, 1995   on October 19, 1995
Estate of Herbert Freedland(1)
c/o NBD Bank, N.A.
1116 West Long Lake Road
Bloomfield Hills, Michigan 48302         202,972                  33%

Howell Industries, Inc.
Employee Stock Ownership Plan
Suite 650
17515 West Nine Mile Road
Southfield, Michigan 48075                85,933                  14%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401            72,200                  12%

----------------
(1) NBD Bank, N.A. and Morton Schiff, Chief Executive Officer, President and Treasurer of the Company, serve as personal co-representatives to the Estate of Herbert Freedland.

                            I. ELECTION OF DIRECTORS

      Three directors are to be elected at the Annual Meeting to serve until the next annual election and until their successors have been elected and qualified. It is intended that proxies in the accompanying form will be voted in favor of the election of the nominees named below. In case any of such nominees are unable or decline to serve, it is intended that proxies received in the accompanying form will be voted in accordance with the best judgment of the proxy holders. The management has no knowledge that any of these nominees will be unable or will decline to serve.

      The following table sets forth the age of each nominee for director of the Company, his positions with the Company and other principal occupations, the year in which he commenced to serve as a director of the Company and the approximate number and percentage of shares of Common Stock of the Company beneficially owned, directly or indirectly, by each nominee as of the close of business on October 19, 1995.

                                                                           Number and Percentage
                                Positions and Offices With    Year First   of Shares Beneficially
                                     Company and Other         Became a         Owned as of
          Name            Age    Principal Occupations (1)     Director       October 19, 1995
Morton Schiff              61   Chief Executive Officer,
                                President and Treasurer of
                                the Company  ..............      1981         213,664 (34%)(2)

Alan E. Schwartz (3)       69   Partner, Honigman Miller
                                Schwartz and Cohn,
                                Attorneys  ................      1962                --

Richard H. Cummings (4)    73   Retired Senior Vice
                                Chairman, NBD Bancorp,
                                Inc.  .....................      1966               100*

----------------
*Less than 1.0%

(1) The indicated occupations have been held by each director for the past five years, except that Mr. Schiff served only in the capacity of Treasurer of the Company prior to October 8, 1991.

(2) Includes 202,972 shares held by the Estate of Herbert Freedland for which Mr. Schiff is a personal co-representative along with NBD Bank, N.A. Mr. Schiff disclaims beneficial ownership of the shares held by the Estate of Herbert Freedland.

(3) Mr. Schwartz is a director of The Detroit Edison Company, Unisys Corporation, Core Industries Inc, Handleman Company, Pulte Corporation and Comerica Incorporated.

(4) Mr. Cummings is a director of Handleman Company.

      All officers and directors as a group beneficially owned 213,764 shares (34%) of Common Stock as of October 19, 1995. This amount includes the 202,972 shares held by the Estate of Herbert Freedland for which Mr. Schiff is a personal co-representative and with respect to which he disclaims beneficial ownership.

      The Audit Committee of the Board of Directors, which consists of Alan E. Schwartz and Richard H. Cummings, met twice during the fiscal year ended July 31, 1995. The functions performed by the Audit Committee are: (1) nominating the Company's independent auditors for approval by the Board of Directors; (2) reviewing with the independent auditors the scope, cost and results of the auditing engagement; (3) reviewing and approving fees for audit and non-audit professional services provided by the independent auditors and determining whether such non-audit services affect the independence of the independent auditors; and (4) reviewing reports submitted by independent auditors regarding the adequacy of the Company's system of internal accounting controls.

      The Board of Directors has no nominating committee, compensation committee or committees performing similar functions; instead, the Board of Directors considers such matters at its meetings. The Board of Directors met seven times during the fiscal year ended July 31, 1995.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

   Summary Compensation Table

      The following table sets forth information for each of the fiscal years ended July 31, 1995, 1994 and 1993 concerning the compensation of the Company's Chief Executive Officer and of each other executive officer of the Company whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                Name and                     Annual Compensation(1)          All Other
           Principal Position             Year   Salary($)   Bonus($)   Compensation($)(2)
Morton Schiff, Chief Executive Officer,   1995    150,000     75,000          22,115
  President, Treasurer and Director       1994    140,000     90,000          33,637
                                          1993    130,000     60,000          16,604

Ronald Sakuta, Vice President and Chief   1995    130,000     75,000             450
  Operating Officer                       1994    120,000     90,000             450
                                          1993    110,000     60,000             450

----------------
(1) Perquisites and other personal benefits do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for either Mr. Schiff or Mr. Sakuta.

(2) The amounts shown include $450 allocable to each executive officer with respect to the Company's 401(k) plan contribution for the fiscal years ended July 31, 1995, July 31, 1994 and July 31, 1993, and the amount accrued during such fiscal years on Mr. Schiff's behalf pursuant to a supplemental pension arrangement.

   Defined Benefit or Actuarial Plans

      The Company maintains the Howell Industries, Inc. Pension and Retirement Fund Plan (the "Pension Plan"). The Pension Plan is a qualified, non-contributory defined benefit plan. It covers all Company personnel (except union employees whose collective bargaining agreement does not provide for Pension Plan participation) who have worked at least 1,000 hours in one year. The normal retirement benefit is computed from the best consecutive five year anniversary salary rates. It is normally payable for the life of the participant. The Pension Plan provides a benefit equal to .88% of average compensation up to a participant's covered compensation (generally, the average of the taxable wage bases under Social Security in effect during the 35 year period preceding the employee's Social Security retirement age) plus 1.51% of the remaining average compensation, all multiplied by the participant's total years of credited service with the employer (maximum of 25). The accrued benefit is not vested until completion of five years of service. The compensation covered by the Pension Plan consists of base pay (exclusive of bonuses).

      The following table illustrates current monthly benefits payable under the Pension Plan upon retirement at age 65 to persons in certain compensation and years of service classifications.

          Final Average                Years of Service
          Compensation       10         15         20         25
            $100,000       $1,139     $1,709     $2,278     $2,848
             125,000        1,454      2,180      2,907      3,634
             150,000        1,768      2,652      3,536      4,421

Compensation covered by the plan excludes bonuses and is limited to $150,000 for 1995. The current credited years of service for Morton Schiff is 31.42 years and for Ronald Sakuta is 4.25 years. Benefits in this table are stated as a life annuity with a 10 year payment guarantee. The benefits set forth in the table have been coordinated with Social Security and there is no further offset or deduction that applies.

      The Company maintains a supplemental pension arrangement with Morton Schiff (the "Supplemental Plan"). The Supplemental Plan is a nonqualified, unfunded plan under which amounts are credited to an account until retirement. The amount to be credited each year is determined under a formula which is intended to produce an accumulation of funds at age 65 sufficient to purchase an annuity equal to the difference between the benefit payable under the Pension Plan and the benefit that would have been received if bonuses formed a part of the benefit base and if Internal Revenue Service limits on benefits payable from the Pension Plan did not apply. The Supplemental Plan also provides for the payment of benefits upon death.

   Compensation of Directors

      Officers of the Company who are directors do not receive any additional remuneration for services as a director. During the fiscal year ended July 31, 1995, each director who was not employed by the Company received a director's fee of $1,000 per month.

      In addition, effective December 1, 1994, the Company adopted the Howell Industries, Inc. Retirement Plan for Non-Employee Directors (the "Retirement Plan"), which is a non-contributory, non-qualified and unfunded plan. The Retirement Plan provides for a quarterly retirement allowance to each director who has never served as an officer of the Company and has served on the Board of Directors of the Company as a non-employee director for five or more years. Pursuant to the Retirement Plan, the quarterly retirement allowance is equal to 18.75% (75% annually) of the annual retainer (not including meeting fees) in effect on the date of the participant's termination of service on the Board of Directors of the Company. Payments are made quarterly beginning with the month following termination of service on the Board of Directors of the Company. The retirement allowance payments continue for a period equal to the number of calendar quarters served on the Board of Directors of the Company, or until the participant's death, whichever occurs first. Pursuant to the Retirement Plan, retired participants must provide limited consulting services to the executive officers and directors of the Company upon request.

   Employment Contracts and Termination of Employment and Change-in-Control
      Arrangements

      Mr. Schiff has an employment agreement with the Company, which was amended in August 1994, which provides for a minimum annual salary of $140,000 plus any additional bonus or incentive compensation which the Board of Directors deems appropriate. The employment agreement, as amended, provides that prior to a change in control of the Company, the agreement can be terminated with 30 days' advance written notice. After a change in control, the term of the agreement becomes three years following the change in control. In the event of termination of employment for disability or without cause, either six months prior to or after a change in control and before the expiration of the three year period following the change in control, Mr. Schiff will be entitled to the salary that would have otherwise been payable pursuant to the agreement plus the average annual bonus received by Mr. Schiff for the three fiscal years prior to the change in control. The employment agreement also includes provisions entitling Mr. Schiff to employment benefits aggregating not less than the annual financial value of the benefits available to Mr. Schiff immediately prior to a change in control. Mr. Sakuta's agreement was also amended in August 1994 and is substantially similar to Mr. Schiff's agreement, other than providing for a minimum annual salary of $120,000.

   Additional Information With Respect to Compensation Committee Interlocks and
      Insider Participation in Compensation Decisions

      The Company has no compensation committee. Morton Schiff is an executive officer of the Company and serves as a director. Mr. Schiff did not participate in deliberations of the Company's Board of Directors concerning executive officer compensation. Alan E. Schwartz is a partner in the law firm of Honigman Miller Schwartz and Cohn, which firm serves as counsel to the Company. It is expected that such law firm will continue to be retained by the Company in the current fiscal year.

   Board Compensation Committee Report on Executive Compensation

      General. The Board of Directors' overall compensation policy applicable to the Company's executive officers is to provide a compensation package that is intended to retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Board of Directors implements this policy principally through salaries, bonuses and miscellaneous personal benefits.

      Salaries. The Board of Directors' policy is to provide salaries that are comparable to those of similar executive officers in similar companies in order to retain qualified executives and that compensate individual employees for their individual contributions and performance. The Board of Directors determines comparable salaries paid by other companies similar to the Company through comparisons of publicly available information and information otherwise available to the Board of Directors.

      Bonuses. The Board of Directors' policy is to pay discretionary bonuses, determined after the end of the fiscal year, to compensate executive officers for performance or achievements during the fiscal year with respect to which such bonus is paid.

      Employment Agreements and Miscellaneous Personal Benefits. The Board of Directors' policy is to have employment agreements with each of its executive officers to provide them with specified minimum positions, periods of employment, salaries, fringe benefits and severance benefits. These benefits are intended to permit the executive officer to focus his attention on performing his duties to the Company, rather than on the security of his employment, and to provide the officer with benefits deemed by the Board of Directors to be suitable for the executive's office.

      Fiscal 1995 Compensation Decision Concerning Chief Executive Officer. The Board of Directors approved an increase in Morton Schiff's annual base compensation in September 1994 of $10,000, representing a 7% increase, to an annual base salary of $150,000. In September 1995, the Board of Directors approved an increase in Mr. Schiff's annual base compensation of $10,000, representing a 7% increase, to an annual base salary of $160,000. Mr. Schiff assumed the responsibilities of Chief Executive Officer of the Company in October 1991, upon the death of the Company's then Chief Executive Officer. Salary increases approved by the Board of Directors since October 1991 were (i) based upon the Board of Directors' belief that Mr. Schiff's salary is lower than salaries of chief executive officers of companies in similar lines of business as the Company and (ii) to continue to compensate Mr. Schiff for assuming the additional duties associated with the office of Chief Executive Officer of the Company. Mr. Schiff also earned a cash bonus of $75,000 for the fiscal year ended July 31, 1995, which represented 50% of his base salary. The bonus was based on the Board of Directors' consideration of Mr. Schiff's personal contribution to the Company's business results.

            By the Board of Directors:

            Richard H. Cummings
            Morton Schiff
            Alan E. Schwartz

   Performance Graph

      The following line graph compares for the past five fiscal years (i) the yearly cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, assuming dividend reinvestment, divided by the initial share price, expressed as a percentage) on the Company's Common Stock, with (ii) the cumulative total return of the S&P 500 Index, and with (iii) the cumulative total return of the American Stock Exchange Capital Goods Index:

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* <F1>
     Among Howell Industries, Inc., S&P 500 Index, AMEX Capital Goods Index
                           Fiscal Year Ended July 31

      [EDGAR NOTE: The performance graph required by Item 402(l) of Regulation S-K appears in this position of the paper document. A copy of the performance graph on paper is being submitted to the Branch Chief in the Division of Corporation Finance. A table containing the data used to create the performance graph's data points is provided below.]

                           1990   1991   1992   1993   1994   1995
Howell Industries, Inc.     100    130    169    171    180    175
S&P 500 Index               100    113    127    138    145    183
AMEX Capital Goods Index    100    105    103    113    124    168

<F1>* Assumes $100 investment on July 31, 1990 in Howell Industries, Inc.
      Common Stock, S&P 500 Index companies and AMEX Capital Goods Index companies. Total return assumes reinvestment of dividends.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company during fiscal 1995, or written representations that no Form 5 filings were required, the Company believes that during the fiscal year ended July 31, 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                 OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

      The general counsel to the Company is Honigman Miller Schwartz and Cohn, a law firm of which Alan E. Schwartz, a director of the Company, and Cyril Moscow, Secretary, are partners. The Company has entered into agreements with Alan E. Schwartz, Richard H. Cummings and Morton Schiff, directors of the Company, pursuant to which the Company agreed to maintain liability insurance and to indemnify and advance expenses with respect to claims relating to their duties as directors.

      NBD Bank ("NBD"), along with Morton Schiff, Chief Executive
Officer, President and Treasurer of the Company, are personal co-representatives of the Estate of Herbert Freedland. During the fiscal year ended July 31, 1995, the Company paid fees to NBD for services performed by NBD for the Company during the Company's last fiscal year. The Company expects to continue to have transactions with NBD in the ordinary course of its business. In the opinion of management, the Company's commercial dealings with NBD are on terms as favorable as those available from other third-party banks.

      In fiscal 1995, the Company repurchased 242,000 shares of the Company's Common Stock from the Estate of Herbert Freedland and the children of Mr. Freedland for an aggregate purchase price of $7,260,000, or $30 per share. The Company used available cash to fund the purchase.

          II. PROPOSAL TO ADOPT THE HOWELL INDUSTRIES, INC. 1995 STOCK
                        INCENTIVE PLAN FOR KEY EMPLOYEES

      The Board of Directors of the Company proposes that the shareholders approve the Howell Industries, Inc. 1995 Stock Incentive Plan for Key Employees (the "Plan"). Under the Plan, stock options, stock appreciation rights and restricted stock relating to shares of Common Stock may be granted to key employees of the Company or any corporation in which the Company owns, directly or indirectly, stock possessing more than fifty percent of the combined voting power of all classes of stock (each, a "Subsidiary"). A maximum of 40,000 shares of Common Stock will be subject to the Plan. The Board of Directors of the Company adopted the Plan on October 24, 1995, subject to shareholder approval.

      The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the Plan to allow the Company to provide key employees of the Company with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees with the interests of the shareholders of the Company and to facilitate attracting and retaining key employees of exceptional ability. The Plan could, however, have an "anti-takeover" effect, particularly with regard to the award of restricted stock which generally will require no payment from the employee.

      Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the Plan pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Rule 144 under the Securities Act or pursuant to an applicable exemption under the Securities Act.

      The Company is the issuer of the securities offered pursuant to the Plan. As of October 18, 1995, the closing price for the Common Stock on the American Stock Exchange was $24.50 per share. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      The full text of the Plan is set forth as Appendix A to this Proxy Statement. The major features of the Plan are summarized below, but this is only a summary and is qualified in its entirety by reference to the actual text of the Plan. Capitalized terms not otherwise defined herein have the meanings given them in the Plan.

Administration

      The Plan is administered by a committee as may be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan (the "Committee"). The Committee is comprised of persons who meet the standards of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, and Section 162(m) of the Code, and the regulations thereunder. Currently, the Committee is composed of Messrs. Schwartz and Cummings.

      Subject to the provisions of the Plan, the Committee will determine, from those eligible to be participants under the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person and the terms and conditions of any stock options, stock appreciation rights and restricted stock. In addition, the Committee is authorized to interpret the Plan and to make all other determinations necessary for its administration.

Plan Participants

      The selection of persons who are eligible to participate in the Plan and grants and awards to those individuals are determined by the Committee, in its sole discretion. The only established criterion to determine eligibility under the Plan is that individuals must be key employees of the Company or any Subsidiary. No Incentive Option may be granted under the Plan to any one participant which would result in the aggregate fair market value of underlying stock with respect to which Incentive Options are exercisable for the first time by such participant during any calendar year under any plan maintained by the Company (or any parent or Subsidiary corporation of the Company) exceeding $100,000. Each grant or award under the Plan is to be evidenced by a written agreement which will contain such provisions as may be approved by the Committee.

      The Company estimates that currently approximately 10 persons would be eligible to participate in the Plan. If the Plan is approved by the Company's shareholders, the Committee intends to grant stock options to purchase 10,000 shares each to Messrs. Schiff and Sakuta.

Shares Subject to Grant or Award

      The maximum number of shares of Common Stock with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan is 40,000 shares. No employee may receive options, stock appreciation rights, restricted stock or any combination thereof for more than 15,000 shares of Common Stock over the term of the Plan. The number of shares subject to each outstanding stock option or stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights, the aggregate number of shares remaining available under the Plan and the 15,000 share per-employee limitation will be subject to adjustment by the Committee to reflect events such as stock dividends. If a stock option or stock appreciation right expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised and the number of forfeited shares of restricted stock will again become available for grant or award under the Plan.

Amendment or Termination of the Plan

      The Board of Directors may terminate or amend the Plan at any time, provided that the Board may not, without shareholder approval, amend the Plan so as to increase the maximum number of shares in the aggregate which are subject to the Plan, increase the maximum number of shares for which any participant may be granted stock options, stock appreciation rights or awarded restricted stock under the Plan, change the class of persons eligible to be participants under the Plan or materially increase the benefits accruing to participants under the Plan, and the Board may not, without the consent of the holder of a stock option, stock appreciation right or restricted stock award, change the stock option price or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Plan.

      Unless sooner terminated by the Board of Directors of the Company, the Plan terminates ten years after its adoption by the Board of Directors. Termination will not affect the validity or expiration date of any then outstanding stock option, stock appreciation right or restricted stock award.

Stock Options and Stock Appreciation Rights

    Grant and Exercise of Stock Options

      Both Incentive Options and Nonqualified Options may be granted under the Plan. Subject to the following rules, the Committee establishes the price per share for which shares covered by the option may be purchased. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a participant who owns more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary of the Company, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted. A Nonqualified Option granted under the Plan (i.e., an option to purchase shares of Common Stock that does not meet the Code's requirements for Incentive Options) must have an exercise price of at least 50% of the fair market value of the shares subject to the option on the date on which the option is granted.

      The Committee is to specify in its grants of stock options the time or times at which such options will be exercisable. At the time of exercise of any option granted pursuant to the Plan, the participant must pay the full option price of all shares purchased in cash or, with the consent of the Committee,
(i) in Common Stock, (ii) by a promissory note payable to the order of the Company which is acceptable to the Committee, (iii) by a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price or (iv) in such other manner as the Committee determines is appropriate. The fair market value of the stock with respect to which Incentive Options are first exercisable in any one year by a participant cannot exceed $100,000.

    Grant and Exercise of Stock Appreciation Rights

      Stock appreciation rights may be granted in conjunction with the grant of an Incentive or Nonqualified Option under the Plan or independently of any such stock option. A stock appreciation right granted in conjunction with a stock option may be an alternative right. In such case, the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which such right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right, in which case both the stock appreciation right and the stock option may be exercised.

      The Committee will specify in its grants the time or times at which stock appreciation rights or stock options granted in conjunction with such rights are exercisable. Nevertheless, no stock appreciation right or stock option granted in conjunction with a stock appreciation right may be exercisable within six months from the date of grant unless the participant dies or becomes disabled during such six-month period. In addition, executive officers of the Company along with others who are regularly required to report their ownership of capital stock of the Company and changes in such ownership to the Commission and who are subject to shortswing profit liability under the Exchange Act must make elections to exercise, and must actually exercise, stock appreciation rights during certain time periods specified in the Plan and otherwise in accordance with Rule 16b-3(e), or any replacement rule, under the Exchange Act.

      Upon exercise of a stock appreciation right, a participant is not required to make any payment to the Company (except for applicable withholding taxes) and is entitled to receive an amount equal to the excess of or, in the sole discretion of the Committee exercised at the date of grant, a portion of the excess of the then aggregate fair market value of the number of shares with respect to which the participant exercises the stock appreciation right over the aggregate fair market value of such number of shares at the time the stock appreciation right was granted.

    Terms of Stock Options and Stock Appreciation Rights

      Generally, no stock option or stock appreciation right granted under the Plan may remain outstanding for more than ten years from the date of grant.

    Continuation of Employment

      Unless the Committee determines otherwise, stock options and stock appreciation rights granted under the Plan may be exercised only while a participant is an employee of the Company or a Subsidiary.

      As a condition to granting a stock option or stock appreciation right under the Plan, the Committee may require that the prospective participant agree in writing to remain in the employ of the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option or stock appreciation right.

    Sequential Exercise

      Successive stock options and stock appreciation rights may be granted to the same participant, whether or not any stock option or stock appreciation right previously granted to such participant remains unexercised. A stock option or a stock appreciation right may be exercised even though stock options and stock appreciation rights previously granted to such participant remain unexercised.

    Non-Transferability of Stock Options and Stock Appreciation Rights

      No stock option or stock appreciation right granted under the Plan is permitted to be transferred by a participant other than by will or by the laws of descent and distribution, and such stock option or stock appreciation right will be exercisable, during the lifetime of the participant, only by the participant.

Restricted Stock

      The Committee may award shares of restricted stock to participants. Generally, a restricted stock award will not require the payment of any price by the participant but will call for the transfer of shares to the participant subject to forfeiture if the participant's employment terminates during a "restricted" period (which must be at least six months) specified in the award of the restricted stock. If the participant's employment terminates as a result of his or her death or permanent disability or if his or her employment is terminated by action of the Company or a Subsidiary without cause or by mutual agreement, the Committee may determine that some or all of the shares will not be forfeited. Although the participant is not permitted to transfer or encumber shares acquired upon the grant of restricted stock during the restricted period, the participant has the right to vote, and receive any dividends payable with respect to, such shares. The Committee may also prescribe other terms and conditions in connection with the award of restricted stock.

Federal Income Tax Consequences

      The rules governing the tax treatment of stock options, stock appreciation rights, restricted stock and shares acquired upon the exercise of stock options and stock appreciation rights are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Incentive Options

      Incentive Options granted pursuant to the Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such participant and within two years from grant of the option, such participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the Incentive Options or the transfer of shares upon their exercise.

      If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

    Nonqualified Options

      A participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.

    Stock Appreciation Rights

      A participant generally will recognize ordinary income upon the exercise of a stock appreciation right in an amount equal to the amount of cash received and the fair market value of any shares received at the time of exercise, plus the amount of any taxes withheld. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements.

    Restricted Stock

      A participant granted shares of restricted stock under the Plan is not required to include the value of such shares in ordinary income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The Company will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income, provided that the amount constitutes reasonable compensation and that the Company satisfies any applicable federal income tax withholding requirements.

    Withholding Payments

      If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition of shares acquired upon exercise of an Incentive Option, the Company or any Subsidiary must pay amounts for income tax withholding, then in the Committee's sole discretion, either the Company will appropriately reduce the amount of stock or cash to be delivered or paid to the participant or the participant must pay such amount to the Company or the Subsidiary to reimburse it for such income tax withholding. The Committee may, in its sole discretion, permit a participant to satisfy such withholding obligations by electing to reduce the number of shares of Common Stock delivered or deliverable to the participant upon exercise of a stock option or stock appreciation right or award of restricted stock or by electing to tender an appropriate number of shares of Common Stock back to the Company subsequent to exercise of a stock option or stock appreciation right or award of restricted stock (with such restrictions as the Committee may adopt).

    Limitation on Compensation Deduction

      Publicly-held corporations are precluded from deducting compensation paid to certain of their executive officers in excess of $1 million with specified exceptions. The employees covered by the $1 million limitation on deductibility of compensation include the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year whose annual compensation exceeded $100,000 (other than the chief executive officer). The exercise of stock options or stock appreciation rights and the release of restrictions on restricted stock generally cause inclusion in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

Accounting Treatment

      Generally, under current accounting rules neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the Plan requires any charge against earnings, if the exercise price of the option is equal to or in excess of the fair market value of the shares on the date of grant. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option.

      Stock appreciation rights will require a charge against earnings of the Company each year representing appreciation in the value of such rights during such year. In the case of stock appreciation rights, such charge is based on the difference between the market value on the date of grant of Common Stock with respect to which the stock appreciation right is granted and the current market price of such Common Stock. In the event of a decline in the market price of Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior increases).

      Restricted stock will require a charge against income representing the value of the benefit conferred, which may be spread over the restricted period. Such charge is based on the market value at the time the shares are transferred to the participant.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be necessary to adopt the Plan. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but they will be counted for purposes of determining whether a quorum is present. The Company expects that its officers and directors who are also shareholders will vote for the proposal.

      The Board of Directors recommends a vote FOR the proposal to adopt the Plan. Proxies solicited by management will be so voted unless shareholders specify in their proxies a contrary choice.

                               III. OTHER MATTERS

                              COMPANY ACCOUNTANTS

      The Company has selected the accounting firm of Deloitte & Touche LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1996. This accounting firm (and its predecessor) has served as the Company's independent certified public accountants since 1968. A representative of Deloitte & Touche LLP is not expected to be present at the Annual Meeting of Shareholders unless requested in advance by a shareholder of the Company. If so requested, such a representative will be present to respond to appropriate questions and will have an opportunity to make a statement if he desires to do so.

                                OTHER PROPOSALS

      As of the date of this Proxy Statement, the management does not intend to present, and has not been informed that any other person intends to present, any matters for action at this meeting other than those specifically referred to in the Proxy and in this Proxy Statement. If, however, any other matters not now known or determined shall be presented, it is the intention of the proxy holders to vote such proxies in accordance with their best judgment.

      A shareholder proposal which is intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company at its principal offices, Suite 650, 17515 West Nine Mile Road, Southfield, Michigan 48075, by June 29, 1996.

                                       By Order of the Board of Directors

                                                  CYRIL MOSCOW, Secretary

Dated: October 27, 1995

                                   APPENDIX A


                            HOWELL INDUSTRIES, INC.
                           1995 Stock Incentive Plan
                               For Key Employees


      1. Definitions: As used herein, the following definitions shall apply:

            (a) "Board of Directors" means the Board of Directors of the Corporation.

            (b) "Committee" means a committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

            (c) "Corporation" means Howell Industries, Inc., a Michigan corporation, or any successor thereof.

            (d) "Incentive Option" means an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also is intended to be and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

            (e) "Nonqualified Option" means an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but is not intended to be or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (f) "Participant" means any individual designated by the Committee under Paragraph 6 for participation in the Plan.

            (g) "Plan" means this Howell Industries, Inc. 1995 Stock Incentive Plan For Key Employees.

            (h) "Restricted stock award" means a grant of Common Stock of the Corporation which is subject to restrictions against transfer, forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 18.

            (i) "Stock appreciation right" means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12.

            (j) "Subsidiary" means any corporation in which the Corporation owns, directly or indirectly, stock possessing more than fifty percent of the combined voting power of all classes of stock.

      2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers and directors who are also key employees) of the Corporation and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of key employees with the interests of the shareholders of the Corporation and to facilitate attracting and retaining key employees of exceptional ability.

      3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Corporation, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved by written consent of all of the members of the Committee, shall be the acts of the Committee.

      4. Indemnification of Committee Members: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any stock option, stock appreciation right or restricted stock granted hereunder to the full extent provided for under the Michigan Business Corporation Act or the Corporation's Articles of Incorporation or Bylaws with regard to indemnification of directors of the Corporation.

      5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 40,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights or the award of restricted stock under the Plan, unless the Plan shall have been terminated.

      Notwithstanding any other provision in this Plan, no employee of the Corporation or a Subsidiary may receive options, stock appreciation rights, restricted stock or any combination thereof for more than 15,000 shares of Common Stock of the Corporation over the term of the Plan, as provided in Paragraph 23. For purposes of this 15,000 share per-employee limitation, there shall be taken into account all shares covered by stock options and stock appreciation rights granted, and all restricted shares awarded, to an employee regardless of whether such stock options or stock appreciation rights expire or terminate without being fully exercised or whether such restricted shares are forfeited back to the Corporation.

      The number of shares subject to each outstanding stock option or stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights, the aggregate number of shares remaining available under the Plan and the 15,000 share per-employee limitation shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right or restricted stock award.

      6. Participants: The Committee shall determine and designate from time to time, in its sole discretion, those key employees of the Corporation or any Subsidiary to whom stock options, stock appreciation rights or restricted stock are to be granted or awarded and who become Participants in the Plan. For the purposes of the Plan, key employees shall include officers and directors who are also key employees of the Corporation or any Subsidiary.

      7. Written Agreement: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement between the Corporation and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Corporation and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

      8. Allotment of Shares: The Committee shall determine and fix, in its sole discretion, the number of shares of stock with respect to which each Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which each Participant may be awarded; provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Corporation (or any parent or Subsidiary corporation of the Corporation) exceeding $100,000.

      9. Stock Options: Subject to the terms of the Plan, the Committee, in its sole discretion, may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

      10. Stock Option Price: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee, in its sole discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 50% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's Common Stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date, or if there are no sales on such date, on the next following day on which there were sales. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

      11. Payment of Stock Option Price: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

      12. Stock Appreciation Rights: Subject to the terms of the Plan, the Committee may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right, however, may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

            (a) The stock appreciation right will expire no later than the Incentive Option;

            (b) The stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

            (c) The stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

            (d) The stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

            (e) The stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

      Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the sole discretion of the Committee exercised at the date of grant, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the sole discretion of the Committee (which discretion the Committee may exercise at the date of grant or at the date of exercise, or may delegate to the Participant), in cash, in shares of Common Stock of the Corporation or any combination thereof.

      13. Granting and Exercising of Stock Options and Stock Appreciation
Rights: Subject to the provisions of this Paragraph 13, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant. No stock appreciation right or stock option granted in conjunction therewith may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. Moreover, if a Participant who is granted a stock appreciation right is a person who is regularly required to report his ownership and changes in ownership of Common Stock of the Corporation to the Securities and Exchange Commission and is subject to short-swing profit liability under the provisions of Section 16(b) of the Exchange Act, then any election to exercise as well as any actual exercise of such Participant's stock appreciation right shall be made only during the period beginning on the third business day and ending on the twelfth business day following the release for publication by the Corporation of quarterly or annual summary statements of sales and earnings. Notwithstanding anything contained in the Plan to the contrary, stock appreciation rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3(e), or any replacement rule, adopted pursuant to the provisions of the Exchange Act. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

      A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the sole discretion of the Committee, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Except as provided in Paragraph 17, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee of the Corporation or a Subsidiary.

      Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised.

      14. Non-Transferability of Stock Options and Stock Appreciation
Rights: No stock option or stock appreciation right granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and stock options and stock appreciation rights shall be exercisable, during the lifetime of the Participant, only by the Participant.

      15. Term of Stock Options and Stock Appreciation Rights: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or Subsidiary, such option and stock appreciation right shall expire not more than five (5) years after the date of granting thereof.

      16. Continuation of Employment: The Committee may require, in its sole discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a Subsidiary for a designated minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Committee.

      17. Termination of Employment: If the employment of a Participant by the Corporation or a Subsidiary shall terminate, the Committee may, in its sole discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Committee, in its sole discretion, determines otherwise, or an agreement with the Participant otherwise provides, a stock option or stock appreciation right may only be exercised after termination of a Participant's employment to the extent exercisable on the date of termination of employment.

      18. Restricted Stock Awards: Subject to the terms of the Plan, the Committee may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

            (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six months. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

            (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

            (c) If a Participant ceases to be an employee of the Corporation or a Subsidiary for any reason (voluntarily or involuntarily and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, the Committee may, in its sole discretion, release some or all of the shares from the restrictions.

            (d) If a Participant ceases to be an employee of the Corporation or a Subsidiary by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Committee.

            (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the sole discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

            (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

      In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

      19. Investment Purpose: If the Committee in its sole discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted shares) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with respect to the shares being offered and sold, or
(b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

      20. Rights to Continued Employment: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment as an employee at any time, with or without cause.

      21. Withholding Payments: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Committee's sole discretion, either the Corporation shall appropriately reduce the amount of stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Committee may, in its sole discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

      22. Effectiveness of Plan: The Plan shall be effective on the date the Board of Directors adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months of its adoption by the Board of Directors. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

      23. Termination, Duration and Amendments of Plan: The Plan may be abandoned or terminated at any time by the Board of Directors. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

      For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), increase the maximum number of shares for which any Participant may be granted stock options, stock appreciation rights or awarded restricted stock under the Plan (except as contemplated by Paragraph 5), change the class of persons eligible to be Participants under the Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Corporation; or (ii) change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option, stock appreciation right, or restricted stock which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

As adopted by the Board of Directors on October 24, 1995.

[ Form of Proxy -- Front ]

P R O X Y                   HOWELL INDUSTRIES, INC.                   P R O X Y
               Annual Meeting of Shareholders, November 22, 1995

   The undersigned hereby appoints Morton Schiff and Cyril Moscow, and each of them, with power of substitution, the proxies of the undersigned to vote the stock of the undersigned at the Annual Meeting of Shareholders of Howell Industries, Inc. (the "Company") to be held November 22, 1995, and at any adjournment thereof:

1. ELECTION OF   [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY
   DIRECTORS         below (except as marked       to vote for all nominees
                     to the contrary below)        listed below.

            Morton Schiff, Alan E. Schwartz and Richard H. Cummings

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

_______________________________________________________________________________

2. Proposal to adopt the Company's 1995 Stock Incentive Plan for Key Employees:

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. In their discretion with respect to any other matters that may properly come before the meeting.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      If no choice is specified, the shares will be voted FOR the nominees listed and FOR the proposal to adopt the Company's 1995 Stock
                       Incentive Plan for Key Employees.

                 (Continued, and to be signed, on reverse side)

[ Form of Proxy -- Back ]

Account Number            Number of Shares            Proxy Number


                                      Dated: __________________________, 1995

                                      _______________________________________

                                      _______________________________________
                                            Shareholder Should Sign Here

                                      NOTE: Please date this proxy and sign
                                      exactly as your name appears hereon. If
                                      the shares are registered in more than
                                      one name, each joint owner should sign.
                                      When signing as attorney, administrator, personal representative, executor, guardian or trustee, add your title to the signature.

    PLEASE PROMPTLY DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.